UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2026
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SENTI BIOSCIENCES HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)
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Delaware	001-40440	42-1912154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Corporate Drive, First Floor
South San Francisco, California 94080
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (650) 239-2030

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SNTI	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry Into a Material Definitive Agreement.
Additional Notes
On September 3, 2026, Senti Holdings, Inc. (“Senti Holdings”), a wholly owned subsidiary of Senti Biosciences Holdings, Inc. (the “Company”), completed the previously announce issuance and sale to NSG BioInnovation Fund, L.P. (“NSG”) of $2.0 million in aggregate principal amount of its Senior Secured Convertible Notes (the “Notes”) pursuant to that certain Securities Purchase Agreement, dated April 27, 2026, by and among the Company, Senti Holdings, Senti Biosciences, Inc. (“Opco”) and the purchasers named therein, as amended pursuant to that certain Amendment No. 1, dated September 1, 2026 (the “Purchase Agreement”).
The Notes have the terms described under “Item 1.01 Entry into a Material Definitive Agreement—The Notes” in the Company’s Current Report on Form 8-K filed by the Company on May 1, 2026, as supplemented by the Company’s Current Reports on Form 8-K filed by the Company on May 26, 2026, August 20, 2026 and September 2, 2026, each of which is incorporated herein by reference. In connection with the issuance and sale of Notes to NSG described herein, the Form of Senior Secured Convertible Note of Senti Holdings, Inc. was amended to account for the addition of NSG as a party to the Purchase Agreement, and such form is re-filed herewith to reflect those changes.
Equity Commitment Letter
On September 3, 2026, the Company entered into an equity commitment letter (the “Equity Commitment Letter”) with an affiliate of Celadon Partners, LLC (“Celadon”), pursuant to which, subject to the terms and conditions therein, such affiliate of Celadon agreed to purchase $2.5 million of shares of the Company’s common stock at a price per share equal to the “Minimum Price” as defined in Nasdaq Listing Rule 5635(d). Under the Equity Commitment Letter, the shares will be purchased from the Company at or around the time of the closing of the Merger. Under the Equity Commitment Letter, the Company and such affiliate of Celadon (or its applicable affiliate) agreed to enter into a registration rights agreement at or prior to the closing of the Merger in form and substance reasonably acceptable to the Company and such affiliate of Celadon (or its applicable affiliate) that would provide such affiliate of Celadon (or its applicable affiliate) with customary demand and piggyback registration rights with respect to the shares of Company common stock purchased under the Equity Commitment Letter. The Equity Commitment Letter also includes customary indemnification obligations of the Company.
The foregoing description of the Equity Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the Equity Commitment Letter, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained above in Item 1.01 of this Current Report on Form 8-K under the caption “Additional Notes” is hereby incorporated by reference into this Item 2.03.
Additional Information and Where to Find It
In connection with the issuance of any Notes beyond the Exchange Cap (as defined in the Notes) and the potential transaction pursuant to which, if consummated, an entity affiliated with Celadon would merge with and into Senti Holdings and Senti Holdings would issue a contingent value right to the Company’s stockholders, which may pay out up to an aggregate of $60.0 million in cash subject to the achievement of certain regulatory and sales milestones with respect to the Company’s product candidate, SENTI-202 (the “Subject Transactions”), the Company has filed a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on July 21, 2026. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the proxy materials to each stockholder entitled to vote at the annual or special meeting of stockholders relating to the Subject Transactions. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the Subject Transactions. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE SUBJECT TRANSACTIONS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE SUBJECT TRANSACTIONS. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Subject Transactions (as and when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or the Company’s website (investors.sentibio.com) or by writing to the Company’s Corporate Secretary at 2 Corporate Drive, First Floor, South San Francisco, CA, 94080, Attention: Corporate Secretary.
Participants in the Solicitation
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Subject Transactions. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the amendment to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on April 29, 2026. Information regarding the identity of the potential participants, and their direct or indirect interests in the Subject Transactions, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Subject Transactions.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Senior Secured Convertible Note of Senti Holdings, Inc.
10.2	Equity Commitment Letter, dated September 3, 2026, by and between Senti Biosciences Holdings, Inc. and CPIF II-9 Limited.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTI BIOSCIENCES HOLDINGS, INC.

Date:	September 4, 2026	By:	/s/ Timothy Lu
		Name:	Timothy Lu, M.D., Ph.D.
		Title:	Chief Executive Officer